Exhibit 99.1

   Westrock | Bank of America global agriculture and Materials conference March 4, 2021

 Forward Looking Statements:This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the statements on the slides entitled “Q2 FY21 Update” and “Completing Strategic Investments to Upgrade Mill System and Increase Earnings in FY21 and FY22”, that give guidance or estimates for future periods as well as statements regarding, among other things, (i) that we expect our mill systems to be fully restored by the end of March; (ii) that we expect an increase in accounts receivable in Q2 FY21 and for this trend to normalize by the end of March; (iii) that with respect to the new paper machine at our Florence, SC mill (A) we expect the machine to reach a full run rate by Q3 FY21 and (B) we expect an EBITDA benefit of $30 million in FY21 with run rate of $55 million by FY22; and (iii) that with respect to the strategic capital mill upgrade in Tres Barras, Brazil, (A) we expect the project to begin to ramp-up in the fiscal third quarter and (B) we expect an EBITDA benefit of $20 million in the second half of FY21 with annual benefit of $70 million at full run rate. Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and are typically identified by words or phrases such as “may,” “will,” “could,” “should,” “would,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “prospects,” “potential” and “forecast,” and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. WestRock cautions readers that a forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. WestRock’s businesses are subject to a number of risks that would affect any such forward-looking statements, including, among others, developments related to the COVID-19 pandemic, including the severity, magnitude and duration of the pandemic, negative global economic conditions arising from the pandemic, impacts of governments’ responses to the pandemic on our operations, impacts of the pandemic on commercial activity, our customers and consumer preferences and demand, supply chain disruptions, and disruptions in the credit or financial markets; decreases in demand for their products; increases in energy, raw materials, shipping and capital equipment costs; reduced supply of raw materials; our ongoing assessment of the recent ransomware incident, adverse legal, reputational and financial effects on us resulting from the incident or additional cyber incidents and the effectiveness of our business continuity plans during the ransomware incident; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; the scope, costs, timing and impact of any restructuring of our operations and corporate and tax structure; the occurrence of a natural disaster, such as hurricanes or other unanticipated problems, such as labor difficulties, equipment failure or unscheduled maintenance and repair; risks associated with integrating KapStone’s operations into our operations and our ability to realize anticipated synergies and productivity improvements; risks associated with completing our strategic capital projects on the anticipated timelines and realizing our anticipated EBITDA improvements; benefits that we expect to realize from actions that we are taking and plan to take in response to COVID-19; and adverse changes in general market and industry conditions. Such risks and other factors that may impact management’s assumptions are more particularly described in our filings with the Securities and Exchange Commission, including in Item 1A under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended September 30, 2020. The information contained herein speaks as of the date hereof and WestRock does not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.Non-GAAP Financial Measures:We report our financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). However, management believes certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating our performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our GAAP results. The non-GAAP financial measures we present may differ from similarly captioned measures presented by other companies.We may from time to time be in possession of certain information regarding WestRock that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell WestRock securities. This presentation also may not include all of the information regarding WestRock that you may need to make an investment decision regarding WestRock securities. Any investment decision should be made on the basis of the total mix of information regarding WestRock that is publicly available as of the date of the investment decision.   Forward Looking Statements; Non-GAAP Financial Measures  2

# Q2 FY21 UPDATE

- Demand for packaging remains strong
  - Per day North American box shipments increased 6% year-over-year, quarter-to-date despite impact of ransomware and winter weather disruptions
  - Strength in the "at-home" economy
  - Brazil per day box shipments increased 17% quarter-to-date compared to prior year
- Recovering from ransomware incident and winter weather disruption
  - Mill system returned to normal production levels at the beginning of March
  - Lost approximately 160,000 tons of containerboard and paperboard production with approximately 125,000 tons from ransomware incident and 35,000 tons from winter weather; continue to assess supply chain from winter weather disruption
  - Core systems supporting converting operations functioning well; mill systems expected to be fully restored by the end of March
  - Short term cash flow impact: expect increase in accounts receivable in Q2 FY21; expected to normalize in Q3 FY21
  - Maintain broad set of insurance coverages, including cyber security coverage

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# WESTROCK OVERVIEW

## Q1 FY21 TTM SALES BY END MARKET[1]


DISTRIBUTION, INDUSTRIAL & OTHER
FOOD & BEVERAGE
30%
46%
PACKAGING SALES
$12.6 BILLION
72%
OF TOTAL SALES
11%
13%
BEAUTY & HEALTHCARE
RETAIL & E-COMMERCE


SPECIALTY SBS, EXPORT CONTAINERBOARD & OTHER
34%
PAPER SALES
$5.0 BILLION
28%
OF TOTAL SALES
66%
DOMESTIC CONTAINERBOARD, KRAFT PAPER, FOOD AND BEVERAGE PAPERBOARD

## OPERATIONS[2]

**31** MILLS

**230** CONVERTING FACILITIES

**200** PACKAGING DISTRIBUTION SITES

**4,150** MACHINERY SOLUTIONS INSTALLED

**50,000** TEAMMATES

## TOTAL VOLUME BY QUARTER[3]

(MILLIONS OF TONS)


3.65
3.57
1.76
1.58
PAPER
1.90
2.00
PACKAGING
Q1 FY20
Q1 FY21

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix
2) Numbers are approximate and as of December 31, 2020
3) Tons do not sum due to rounding

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# PACKAGING **DELIVERING MORE** FOR CUSTOMERS AND CONSUMERS

## E-COMMERCE SOLUTIONS
**THE HOME DEPOT |** Safely transports horticulture products to consumers



## SAFETY PACKAGING
**TITAN FARMS |** Fiber-based, auto-bottom style offers ventilation and product protection



## SUSTAINABLE PACKAGING
**HEINZ ECO-FRIENDLY SLEEVE MULTIPACK |** Fiber-based collar replaces plastic


HEINZ
TOMATO

## DIGITAL PACKAGING
**GENERAL MOTORS |** Consumer counterfeit protection throughout supply chain


ACDelco
ACDelco

## AUTOMATION SOLUTIONS
**CLUSTER-PAK® ULTIMA |** High-speed, flexible packaging machines



## DIGITAL PACKAGING
**DOMINOS |** Utilizing digital to learn where pizza boxes can be recycled


PIZZA BOXES ARE RECYCLABLE.

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# COMPLETING STRATEGIC INVESTMENTS TO UPGRADE MILL SYSTEM AND INCREASE EARNINGS IN FY21 AND FY22

## FLORENCE, SOUTH CAROLINA CONTAINERBOARD MILL



- Successful start-up of paper machine in Q1 FY21; production ramping up as planned with expectation to reach full run rate by Q3 FY21
- New machine replaces three older machines and creates first quartile mill producing high performance linerboard
- Enables containerboard network optimization, improved fiber yield and energy efficiency
- Expect EBITDA benefit of $30 million in FY21 with run rate of $55 million by FY22

## TRES BARRAS, BRAZIL CONTAINERBOARD MILL



- Successful completion of capital outage in Q1 FY21; project to begin ramp-up fiscal third quarter
- Scope of project included paper machine upgrades, a new woodyard, new boilers, and improvements in the fiber line and utilities
- Enhances integration through the Porto Feliz box plant
- Expect EBITDA benefit of $20 million in 2nd half of FY21 with annual benefit of $70 million at full run-rate

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WestRock:Creating Value  Reducing Debt And NET Leverage ratio  Generating Strong Cash Flows  Capturing the benefits of Strategic capital projects  Well positioned to meet customers’ needs   Improving Demand for packaging   9

 David Sewell  25 years of commercial, marketing and general management experienceJoins WestRock from The Sherwin-Williams CompanyMost recently served as president and chief operating officer responsible for global operating segments that generated $18.4 billion in sales and 60,000 team membersPrior to Sherwin-Williams he spent 15 years at General Electric Holds a bachelor’s degree in economics from the University of Southern California

 11  Appendix

 Non-GAAP Financial Measures  Forward-looking GuidanceWe are not providing a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period.  12

 13  Reconciliation of Q1 FY21 TTM Packaging Solutions Sales to Consolidated Net Sales